SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2004

Intersil Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Trade Zone Boulevard, Milpitas, CA	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 945-1323

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated January 28, 2004 announcing the Results of the Fourth Quarter of Fiscal Year 2003

Item 9 and	Item 12. Regulation FD Disclosure and Results of Operations and Financial Condition

On January 28, 2004, Intersil Corporation issued a press release announcing its financial results for the fiscal quarter ended January 2, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Regulation FD and Item 12.

SIGNATURE

Pursuant to the requirements of the Signature Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERSIL CORPORATION

By:	/s/ Thomas C. Tokos

	Name:	Thomas C. Tokos
	Title:	Vice President

Dated: January 28, 2004

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Intersil Corporation on January 28, 2004.